Date of Purchase
Fund Name
SSC Fund code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and Expenses
Offering Price at Close of First Business Day
Commission, Spread or Profit
03/08/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
03076CAE6
Ameriprise Financial,Inc.
Morgan Stanley
Credit Suisse Securities USA, Goldman Sachs & Co,
Morgan Stanley, Bank of America Merrill Lynch,
HSBC Securities, JP Morgan,  Wells Fargo & Co
Goldman, Sachs & Co.
$200,000
$750,000,000
$99.761
$99.761
0.65%
03/16/10
Russell Strategic Bond Fund
CH78
Goldman Sachs Asset Management, L.P.
251591AU7
Developers Diversified Realty Corp.
Deutsche Bank
Bank of America Merrill Lynch,
Deutsche Bank Securities Inc, UBS Securities,
Goldman, Sachs & Co.
Goldman, Sachs & C.o.
$175,000
$300,000,000
$99.995
$99.995
0.95%
04/15/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
05533AAA0
BBVA Bancomer SA Texas
Deutsche Bank
Deutsche Bank Securities Inc,
Goldman Sachs & Co, BBVA Securities Inc
Goldman, Sachs & C.o.
$300,000
$1,000,000,000
$100.000
$100.000
0.20%
06/21/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
22303QAL4
Covidien Intl Finance SA
Morgan Stanley
Barclays Capital, Goldman Sachs & Co.,
Morgan Stanley, Banc of America Securities LLC,
BNP Paribas Securities Corp., Citigroup Global
Markets Inc., Deutsche Bank Securities Inc.
Goldman, Sachs & C.o.
$175,000
$600,000,000
$99.880
$99.880
0.55%
8/3/2010
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
74153QAH5
Pride International Inc.
Wachovia
Bank of America Merrill Lynch, Citigroup Global Markets Inc,
Goldman Sachs & Co., Natixis/New York NY, Wells Fargo & Co,
BBVA Compass, HSBC Securities, ING Bank NV/United States,
JP Morgan Securities, Scotia Capital Inc. Standard
Chartered Bank (US), UBS Securities LLC
Goldman, Sachs & Co.
$150,000
$900,000,000
$100.000
$100.000
0.74%
08/09/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
032511BH9
Anadarko Petroleum Corp
JP Morgan Securities
Barclays Capital, Citigroup Global Markets Inc, Credit Suisse,
Deutsche Bank Securities Inc, Goldman Sachs & Co, JP Morgan,
Morgan Stanley, UBS Securities LLC
Goldman, Sachs & Co.
$200,000
$2,000,000,000
$100.000
$100.000
1.75%
09/07/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
58405UAF9
Medco Health Solutions
Deutsche Bank
Deutsche Bank Securities Inc, Goldman Sachs & Co,
Mitsubishi UFJ Securities USA Inc, Bank of America Securities LLC, Barclays Capital, Citigroup Global Markets Inc,
Daiwa Capital Markets America Inc, JP Morgan Securities,
KeyBanc Capital Markets, Mizuho Securiteis USA Inc,
PNC Capital Markets, RBS Securities Corp, Scotia Capital Inc,
UBS Securities, Wells Fargo Securities LLC
Goldman, Sachs & Co.
$150,000
$500,000,000
$99.967
$99.967
0.60%
09/07/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
441060AL4
Hospira Inc.
Citigroup Global Markets
Citigroup Global Markets Inc, Morgan Stanley, RBS Securities Corp,
Bank of America Merrill Lynch, BTMU Capital Corp, Goldman Sachs & Co,
US Bank Capital Markets, Wells Fargo & Co
Goldman, Sachs & Co.
$150,000
$500,000,000
$99.481
$99.481
0.88%
09/15/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
98310WAF5
Wyndham Worldwide
JP Morgan Securities
Banc of America Securities LLC, Deutsche Bank Securities Inc,
JP Morgan Securities, RBS Securities Inc, BBVA Securities Inc,
Credit Suisse Securities USA LLC, Daiwa Capital Markets America Inc, Goldman Sachs & Co, Mitsubishi UFJ Securities USA Inc,
nabSecurities LLC, Scotia Capital Inc, US Bancorp Investments Inc Goldman, Sachs & Co.
$100,000
$250,000,000
$99.949
$99.949
1.25%
09/22/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
53117CAM4
Liberty Property LP
Wachovia
Banc of America Securities LLC, Citigroup Global Markets Inc,
Wells Fargo Securities LLC, Goldman Sachs & Co, JP Morgan Securities, Morgan Stanley & co Inc, RBS Securities Inc, Scotia Capital Inc, SunTrust Robinson Humphrey Inc, UBS Securities LLC,
US Bancorp Investments Inc
Goldman, Sachs & Co.
$275,000
$350,000,000
$99.763
$99.763
0.65%
09/28/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
05565QBP2
BP Capital Markets
Citigroup
Barclays Capital, BNP Paribas Securities Corp,
Citigroup Global Markets Inc, Goldman Sachs & Co, HSBC Securities, Mizuho Securities USA Inc, Morgan Stanley & Co Inc, RBS Securities Inc, Santander Investment Securities, Societe Generale,
Credit Suisse Securities USA LLC, Scotia Capital Inc,
SG Americas Securities LLC, Standard Chartered Bank (US),
UBS Securities LLC
Goldman, Sachs & Co.
$150,000
$1,500,000,000
$99.451
$99.451
0.45%
09/30/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
173080201
Citigroup Capital XIII
Morgan Stanley
Bank of America Merill Lynch, JP Morgan, Morgan Stanley,
UBS Securities LLC, Wells Fargo & Co, Barclays Capital,
Commerz Financial Products, Credit Suisse, Deutsche Bank Securities Inc, Goldman Sachs & Co, HSBC Securities, KKR Capital Markets LLC,
Lloyds TSB Bank PLC, SunTrust Robinson Humphrey
Goldman, Sachs & Co.
$150,000
$2,246,000,000
$25.000
$25.000
0.79%
12/09/10
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
53217VAE9
Life Technologies Corp
Banc of America Merrill Lynch
Banc of America Merrill Lynch, Mitsubishi UFJ Securities USA Inc,
RBS Securities Corp, Citigroup Global Markets Inc, DNB Nor Markets Inc, Goldman Sachs & Co, JP Morgan Securities
Goldman, Sachs & Co.
$275,000
$400,000,000
$99.556
$99.556
0.80%